UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 7, 2024

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road,	Andover,	Massachusetts	01810
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Accounting Officer

On February 8, 2024, Mercury Systems, Inc. (the “Company”) announced that Douglas Munro has been appointed as the Company’s Vice President and Chief Accounting Officer effective as of February 12, 2024. Reporting to David E. Farnsworth, the Company’s Executive Vice President and Chief Financial Officer, Mr. Munro will be responsible for the Company’s accounting operations and financial reporting.

Mr. Munro, age 37, joined the Company in 2012 and most recently served as the Company’s Corporate Controller from 2022 to date. Prior to that he served as the Company’s Assistant Corporate Controller from 2019 to 2022, and from 2012 to 2019 he held roles of increasing leadership in the Company’s accounting function. Prior to joining the Company, Mr. Munro held various positions in public accounting at regional accounting firms. He has an MBA from University of Massachusetts Lowell and a B.S. in Accounting from Merrimack College and holds his CPA license in Massachusetts.

In connection with his promotion, Mr. Munro received a restricted stock award with an aggregate value of $100,000 in the form of shares of the Company’s common stock under the Company’s 2018 Stock Incentive Plan. The number of shares covered by such award will be determined by dividing the dollar amount of the award by the average closing price of the Company’s common stock during the 30 calendar days prior to February 15, 2024, the grant date. Such award shall vest in equal installments on each of the first four anniversaries of the grant date.

There are no family relationships between Mr. Munro and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On February 7, 2024, Michelle M. McCarthy, the Company’s Senior Vice President and Chief Accounting Officer informed the Company that she has accepted another role outside the Company. Her decision was not the result of any disagreement relating to the Company’s operations, policies, or practices.

Item 7.01 Regulation FD Disclosure.

On February 8, 2024, the Company issued a press release announcing that Douglas Munro had been appointed to the position of Vice President and Chief Accounting Officer. The press release is furnished as Exhibit 99.1 hereto. The information provided in Item 7.01 of this Current Report on Form 8-K and the attached Exhibit 99.1 shall not be deemed ‘filed’ for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description
99.1          Press Release dated February 8, 2024
104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 8, 2024	MERCURY SYSTEMS, INC.

	By:	/s/ David E. Farnsworth
David E. Farnsworth
Executive Vice President, Chief Financial Officer

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